UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 1, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                            13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                      10010
 (Address of Principal Executive Offices)                    (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.  Completion of Acquisition or Disposition of Assets.

     As described in Leucadia National Corporation's (the "Company") Form 8-K dated June 1, 2007, on that date BEI-RZT Corporation ("BEI-RZT"), an indirect wholly-owned subsidiary of the Company, completed the acquisition of ResortQuest International, Inc. ("ResortQuest Mainland"), representing the continental United States and Canadian subsidiaries of ResortQuest International, Inc, from Gaylord Hotels, Inc. ("Gaylord"). ResortQuest Mainland is engaged in offering management services to vacation properties in beach and mountain resort locations in the continental U.S. and Canada, as well as in real estate brokerage services and other rental and property owner services.

     Pursuant to the terms of the stock purchase agreement, the contractual purchase price of $35,000,000 will be adjusted to reflect net working capital (as defined in the stock purchase agreement) at closing, and is payable in cash and an $8,000,000 10% four-year promissory note payable of BEI-RZT. At closing, estimated net negative working capital of $16,400,000 reduced the cash portion payable at closing by BEI-RZT to $10,600,000; this amount is subject to final adjustment once the actual closing date net working capital is determined. The Company does not expect that this adjustment will be material. Including estimated expenses of $1,200,000 and assuming no change to estimated net working capital, for accounting purposes the aggregate purchase price is $19,800,000. This Form 8-K/A amends the aforementioned Form 8-K by including the financial statements and exhibits set forth under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial statements of business acquired:

               The following financial statements for ResortQuest Mainland are included herein as Exhibit 99.1:

               (1) Audited combined financial statements of ResortQuest Mainland for the years ended December 31, 2006, 2005 and 2004 described below
                      o  Report of Independent Auditors
                      o  Combined Balance Sheets as of December 31, 2006 and
                         2005
                      o Combined Statements of Operations for the years ended December 31, 2006, 2005 and 2004
                      o Combined Statements of Deficit for the years ended December 31, 2006, 2005 and 2004
                      o Combined Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004
                      o  Notes to Financial Statements

               (2) Unaudited combined financial statements of ResortQuest Mainland for the three months ended March 31, 2007 and 2006 described below
                      o  Combined Balance Sheet as of March 31, 2007




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                      o  Combined Statements of Operations for the three months
                         ended March 31, 2007 and 2006
                      o Combined Statements of Cash Flows for the three months ended March 31, 2007 and 2006
                      o  Notes to Financial Statements

     (b)  Pro forma financial information:

     Unaudited pro forma financial information with respect to the Company's acquisition of ResortQuest Mainland is included herein as Exhibit 99.2.

     (c)  Exhibits:

            23.1 Consent of Ernst & Young LLP with respect to the incorporation by reference of the combined financial statements of ResortQuest Mainland into the Company's Registration Statements on Form S-8 (No. 333-51494).

            99.1 Audited combined financial statements of ResortQuest Mainland for the years ended December 31, 2006, 2005 and 2004, and unaudited combined financial statements of ResortQuest Mainland for the three months ended March 31, 2007 and 2006.

            99.2        Unaudited pro forma financial information.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2007

                                            LEUCADIA NATIONAL CORPORATION


                                              /s/ Joseph A. Orlando
                                            ------------------------------------
                                            Name:    Joseph A. Orlando
                                            Title:   Vice President and Chief
                                                     Financial Officer


























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                                  EXHIBIT INDEX


23.1 Consent of Ernst & Young LLP with respect to the incorporation by reference of the combined financial statements of ResortQuest Mainland into the Company's Registration Statements on Form S-8 (No. 333-51494).

99.1 Audited combined financial statements of ResortQuest Mainland for the years ended December 31, 2006, 2005 and 2004, and unaudited combined financial statements of ResortQuest Mainland for the three months ended March 31, 2007 and 2006.

99.2        Unaudited pro forma financial information.